                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                         CITIZENS FINANCIAL CORPORATION
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                            -------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which transaction applies:....
      (2)    Aggregate number of securities to which transaction applies:.......
      (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.................................
      (4)    Proposed maximum aggregate value of transaction:...................
      (5)    Total fee paid:....................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)    Amount previously paid: ...........................................
      (2)    Form, Schedule or Registration Statement No.: .....................
      (3)    Filing party:......................................................
      (4)    Date filed:........................................................

                         CITIZENS FINANCIAL CORPORATION
                           The Marketplace, Suite 300
                             12910 Shelbyville Road
                           Louisville, Kentucky 40243


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS


Dear Shareholder:

         You are cordially invited to attend this year's Annual Meeting of Shareholders of Citizens Financial Corporation.

DATE:             Thursday, May 24, 2001

TIME:             4:00 p.m., EDT (Louisville time)

PLACE:            The Marketplace, Suite 300
                  12910 Shelbyville Road
                  Louisville, Kentucky 40243

AGENDA:           The agenda for meeting includes:

                  o  The election of eight directors for a term of one year; and

                  o The transaction of such other business as may properly come before the meeting.

RECORD DATE:      The record date for determining shareholders entitled to vote at the meeting is the close of business on April 18, 2001.

         Even if you plan to attend the meeting, please complete, sign, date and return the enclosed proxy. You may attend even though you have returned the proxy. If you decide to revoke your proxy for any reason, you may do so at any time before the voting as described in the accompanying Proxy Statement.

                                        By Order of the Board of Directors


                                        DARRELL R. WELLS
                                          PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

Louisville, Kentucky
April 25, 2001


                              PLEASE VOTE PROMPTLY

                         CITIZENS FINANCIAL CORPORATION
                           THE MARKETPLACE, SUITE 300
                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243


                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens Financial Corporation. The proxies we receive will be voted at the Annual Meeting of Shareholders of Citizens Financial on Thursday, May 24, 2001, beginning at 4:00 p.m., EDT. The Annual Meeting will be held at our offices in Suite 300, The Marketplace, 12910 Shelbyville Road, Louisville, Kentucky.

         Your vote is important. Please complete, date and sign the enclosed proxy and return it in the enclosed postage-paid return envelope so your shares are represented at the Annual Meeting.

         This proxy statement provides information about Citizens Financial, the proposals on the agenda for the Annual Meeting and this proxy solicitation. The terms "we", "our", "Citizens Financial" and the "Company" used in this statement refer to Citizens Financial Corporation. This statement and the enclosed proxy are first being sent to shareholders on or about April 25, 2001.


                                     VOTING

         VOTING RIGHTS. You are entitled to notice of the Annual Meeting and to vote your Class A Stock if our records showed that you owned your shares as of the close of business on April 18, 2001. At that time, there were 1,758,215 shares of Class A Stock outstanding and entitled to vote. You have one vote for each share of Class A Stock you own on all proposals other than the election of directors. In the election of directors, you have "cumulative" voting rights under Kentucky law. This means that you have as many votes as equals the number of shares you own multiplied by the number of directors to be elected, and you may give all your votes to a single nominee or distribute your votes among nominees in any manner you desire.

         USING A PROXY CARD TO VOTE. If you hold your shares in your own name, you may indicate on the enclosed proxy how you want your shares voted and sign, date and mail the proxy card in the enclosed postage-paid envelope. The persons named on the proxy will vote your shares in accordance with those instructions. If you give us a proxy card without giving specific voting instructions, your shares will be voted for the director nominees named in this statement. We are not aware of any other matters to be presented at the meeting except for those described in this statement. If any other matters not described in this statement are properly presented at the meeting, the persons named on the proxy will have the authority to vote your shares in their discretion and will vote them in accordance with the recommendations of the Board of Directors. If the meeting is adjourned to a later time, they may vote your shares at the new time as well, unless you revoke your proxy. The persons named on the proxy may vote cumulatively in the election of directors.

         If your Class A Stock is held in "street name," the broker, bank or other nominee holding your shares will send you directions you must follow in order to give instructions on how to vote your shares.

         HOW TO REVOKE YOUR PROXY. If you return the proxy before the Annual Meeting, you may revoke it at any time before it is voted. You may revoke the proxy by (1) delivering written notice of revocation to the Secretary of Citizens Financial or (2) delivering a later-dated proxy or (3) voting in person at the meeting.

         If your Class A Stock is held in "street name," the broker, bank or other nominee holding your shares will send you directions you must follow in order to revoke or change your prior instructions on how to vote your shares.

         VOTES REQUIRED. To transact business at the Annual Meeting, a majority of the outstanding Class A Stock entitled to vote must be represented at the meeting in person or by proxy. If you have returned a properly executed proxy or attend the meeting in person, your Class A Stock will be counted for the purpose of determining whether a majority is represented, even if you wish to abstain from voting on some or all matters introduced at the meeting. A "broker non-vote" can occur if shares are held by a broker, bank or other nominee who does not have authority to vote on a particular matter. Like abstentions, broker non-votes will be counted for determining if a majority is represented at the meeting. We do not count abstentions or broker non-votes as votes for or against a proposal. As a result, they will not affect the outcome of the vote on the election of directors. In the election of directors, the eight nominees receiving the greatest number of votes will be elected.



                             YOUR VOTE IS IMPORTANT

YOU MAY SAVE US THE EXPENSE OF A SECOND MAILING BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE REQUIRED NUMBER OF SHARES MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF IT IS MAILED WITHIN THE UNITED STATES.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table reflects the beneficial ownership of our Class A Stock as of April 18, 2001 [i] by Darrell R. Wells, a director and officer who is the only person we know to own beneficially more than five percent (5%) of our Class A Stock, [ii] by each of our other directors individually, [iii] by each of the other named officers reflected in the Summary Compensation Table individually and [iv] by all of our directors and executive officers as a group. We believe that each person named or included below has the sole voting and investment power with respect to the amount of Class A Stock listed, unless otherwise indicated.


                                          OWNERSHIP OF CLASS A STOCK
                                                                 PERCENT OF
              SHAREHOLDER               SHARES                      CLASS
              -----------               ------                      -----

Darrell R. Wells(1)                   956,694(2)                    54.31%
Suite 310, 4350 Brownsboro Road
Louisville, Kentucky  40207

John H. Harralson, Jr.                 12,468                          *
Lane A. Hersman                         3,700                          *
Frank T. Kiley                         24,303                        1.38%
Charles A. Mays                         2,500                          *
Earle V. Powell                        16,465                          *
Thomas G. Ward                         24,169                        1.37%
Margaret A. Wells(1)                  956,694(2)                    54.31%
Brent L. Nemec                              0                          *
Stephen L. Marco                          100                          *
Robert N. Greenwood                     2,979                          *
15 Directors and Executive
Officers as a Group                 1,044,085                       59.38%

------------------
* Less than 1%.
(1)Margaret A. Wells,  a director,  is the wife of Darrell R. Wells.  Under the federal  securities  laws,  a person is presumed to be the  beneficial  owner of securities  held by members of the person's  immediate  family  sharing the same household.  Accordingly,  the shares reported as beneficially owned by Mr. Wells and Ms. Wells are the same shares.
(2)Mr.  Wells shares voting and investment  power with respect to 67,315 shares of the Class A Stock.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, a full Board of Directors will be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. The terms of all present directors will expire at the conclusion of the election of directors at the Annual Meeting. Under the Company's Bylaws, the Board of Directors consists of eight (8) persons.

         The Board of Directors has nominated the following persons for election as directors. All of them were elected at the 2000 Annual Meeting of Shareholders and in previous years as shown in the following table.





                                                   DIRECTOR                      PRINCIPAL OCCUPATION(S)
          NAME, AGE, AND PRESENT                    OF THE                      OR EMPLOYMENT(S) DURING
        POSITIONS WITH THE COMPANY                  COMPANY                      PAST FIVE OR MORE YEARS
    AND THE INSURANCE SUBSIDIARIES(1)                SINCE                    AND CERTAIN DIRECTORSHIPS(2)
    ------------------------------                   -----                    -------------------------
John H. Harralson, Jr.                               1990          Publisher, Southern Publishing d/b/a
73                                                                 THE VOICE TRIBUNE (suburban newspaper),
Director of the Company                                            Louisville, Kentucky
and the Insurance Subsidiaries

Lane A. Hersman                                      1995          Present principal positions with the Company
49                                                                 and Citizens Security since July, 1995;
Executive Vice President and Chief                                 formerly senior financial management
Operating Officer and Director of the                              positions with the Company since 1991 and
Company; President and Chief                                       Citizens Security since 1988
Executive Officer and Director of the
Insurance Subsidiaries

Frank T. Kiley                                       1990          Principal, Security Management Company
54                                                                 (investments and investment management),
Director of the Company                                            Louisville, Kentucky

Charles A. Mays                                      1994          Executive Vice President and Chief
62                                                                 Financial Officer, Commonwealth Bank and
Director of the Company                                            Trust Company, Louisville, Kentucky
and the Insurance Subsidiaries

Earle V. Powell                                      1990          Retired; Trustee, Kentucky Teachers
84                                                                 Retirement Board, Frankfort, Kentucky
Director of the Company
and the Insurance Subsidiaries

Thomas G. Ward                                       1990          President, Third Kentucky Cellular
63                                                                 Corporation (telecommunications),
Director of the Company                                            Lexington, Kentucky
and the Insurance Subsidiaries

Darrell R. Wells                                     1990          General Partner, Security Management
58                                                                 Company (investments and investment
President and Chief Executive Officer,                             management), Louisville, Kentucky.
Director and Chairman of the Board of                              Director, Churchill Downs Incorporated
the Company                                                        and Jundt Growth Fund

Margaret A. Wells                                    1993          Homemaker and civic volunteer,
54                                                                 Louisville, Kentucky
Director of the Company
-------------------------
(1) The Company's Insurance Subsidiaries are Citizens Security Life Insurance Company ("Citizens Security"), the Company's
corporate predecessor; United Liberty Life Insurance Company ("United Liberty"); and Kentucky Insurance Company
("Kentucky Insurance"), which is presently inactive. The Company's other subsidiary is not significant to its overall business.
(2) Directorships in publicly-held companies other than the Company, in registered investment companies and, in the discretion of the nominees, other organizations.



         The persons named on the enclosed proxy intend to vote for the eight nominees, unless you indicate on the proxy that your votes should be withheld from any or all such nominees, subject to the matters described in "Discretionary Authority in Election of Directors," below. If there are more nominees at the meeting than there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.

                DISCRETIONARY AUTHORITY IN ELECTION OF DIRECTORS

         All of the nominees have agreed to serve if elected. If, however, any nominee is unable to serve, the persons named on the proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by our Board of Directors. In addition, if any shareholder or shareholders vote their shares for the election of a director or directors other than the nominees named above, the persons named on the proxy, or their substitutes, reserve the right to vote cumulatively for less than all of the nominees named above or any substitute nominees, as they may choose.

         If for any reason more than eight (8) people are to be elected to our Board of Directors, the persons named on the proxy, or their substitutes, are not permitted to vote for more than eight (8) nominees. If for any reason less than eight (8) persons are to be elected directors, the persons named on the proxy reserve the right to vote such shares for a reduced number of nominees from among those named above, or any substitute nominees.


                          BOARD MEETINGS AND COMMITTEES

         Our Board of Directors held five (5) meetings during 2000. Each of the directors attended at least 75% of the total number of meetings of the Board and the committees on which she or he served.

         Our Board of Directors has delegated certain functions to standing committees of the Board, including the Executive and Audit Committees. We have not established standing nominating or compensation committees or committees performing similar functions.

THE EXECUTIVE COMMITTEE:       Held one (1) meeting in 2000.

         CURRENT MEMBERS:      Messrs. Wells, Hersman,  Kiley and Mays.

         FUNCTIONS:            This committee is authorized to perform all of
                               the functions of the Board except as limited by the Company's Articles of Incorporation and Bylaws and by certain provisions contained in the resolution of the Board that created the Executive Committee.

THE AUDIT COMMITTEE:           Held four (4) meetings during 2000.

         CURRENT MEMBERS:      Messrs. Harralson,  Powell and Ward.

         FUNCTIONS:            This committee operates under a written charter
                               adopted by the Board of Directors, a copy of which is included as Appendix A. Its members are independent as defined under the listing standards of the National Association of Securities Dealers.

         The following is the report of the Audit Committee for the current year.

         The Audit Committee of the Board of Directors is currently composed of three (3) independent directors. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants their independence.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.


                                            Earle V. Powell
                                            John H. Harralson, Jr.
                                            Thomas G. Ward


                              DIRECTOR COMPENSATION

         Each member of the Board of Directors who is not a full-time employee of the Company or its subsidiaries or who is not otherwise compensated as such receives a fee of $1,900 per quarter if she or he attends all meetings of the Board of Directors. Five hundred dollars is deducted from each quarterly payment for each meeting missed by the director for that quarter.

                        EXECUTIVE OFFICERS OF THE COMPANY

         Our executive officers, as listed below, are elected annually and serve at the pleasure of our Board of Directors.




                                  PRESENT POSITIONS WITH THE COMPANY          PRINCIPAL OCCUPATION(S) OR EMPLOYMENT(S)
     NAME/AGE                      AND THE INSURANCE SUBSIDIARIES (1)             DURING PAST FIVE OR MORE YEARS
     --------                     -----------------------------------             ------------------------------
Darrell R. Wells                 President and Chief Executive Officer        General Partner, Security
58                               (since 1995), Director and Chairman of       Management Company (investments
                                 the Board of the Company                     and investments management),
                                                                              Louisville, Kentucky

Lane A. Hersman                  Executive Vice President and Chief           Present principal positions with the
49                               Operating Officer and Director of the        Company and with Citizens Security
                                 Company; President and Chief Executive       since 1995 and with United Liberty
                                 Officer and Director of the Insurance        since 1998; formerly senior financial
                                 Subsidiaries                                 management positions with the Company
                                                                              since 1991 and with Citizens Security
                                                                              since 1988

Robert N. Greenwood              Vice President, Operations, of the           Present position with the Company
66                               Company; Senior Vice President,              since 1992, with Citizens Security
                                 Operations, of Citizens Security and         since 1989 and with United Liberty
                                 United Liberty                               since 1998

James L. Head                    Vice President, Administration, of the       Present positions with the Company
67                               Company; Senior Vice President,              since 1992, with Citizens Security
                                 Administration, of Citizens Security and     since 1990, and with United Liberty
                                 United Liberty                               since 1998

Stephen L. Marco                 Vice President and Chief Actuary of the      Present positions with the Company
50                               Company; Senior Vice President and           since 1993, with Citizens Security
                                 Chief Actuary of Citizens Security and       since 1992, and with United Liberty
                                 United Liberty                               since 1998

                                        6



                                    PRESENT POSITIONS WITH THE COMPANY         PRINCIPAL OCCUPATIONS(S) OR EMPLOYMENT(S)
     NAME/AGE                       AND THE INSURANCE SUBSIDIARIES (1)             DURING PAST FIVE OR MORE YEARS
     --------                       ----------------------------------             ------------------------------

Paul M. Marquess                 Vice President, Agency, of the               Present positions with the Company
63                               Company; Senior Vice President,              and Citizens Security since 1996 and
                                 Agency, of Citizens Security and United      with United Liberty since 1998
                                 Liberty

Brent L. Nemec                   Vice President, Accounting and Chief         Present positions with the Company
46                               Financial Officer, and Treasurer of the      and Citizens Security since 1996 and
                                 Company; Senior Vice President,              with United Liberty since 1998
                                 Accounting and Chief Financial Officer
                                 and Treasurer of the Insurance Subsidiaries

Tonya G. Crawford                Vice President, Pre-Need, of the             Present positions with the Company
38                               Company and Senior Vice President,           since 1999 and with Citizens
                                 Pre-Need, of Citizens Security and           Security and United Liberty since
                                 United Liberty                               1998; formerly Director of
                                                                              Operations of United Liberty
                                                                              (acquired in 1998)
-------------------------
(1) The Company's Insurance Subsidiaries are Citizens Security Life Insurance Company ("Citizens Security"), the Company's
corporate predecessor; United Liberty Life Insurance Company ("United Liberty"); and Kentucky Insurance Company
("Kentucky Insurance"), which is presently inactive. The Company's other subsidiary is not significant to its business.
-------------------------------------------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

         The following table provides a profile of our executive compensation and shows, among other things, salaries and bonuses paid during the last three years to the persons named, who include our President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company.


SUMMARY COMPENSATION TABLE


                                                                     ANNUAL COMPENSATION

                                                                                            OTHER
      NAME AND PRINCIPAL POSITIONS                                                          ANNUAL           ALL OTHER
           WITH THE COMPANY               YEAR        SALARY           BONUS             COMPENSATION    COMPENSATION(4)
Darrell R. Wells, President and Chief     2000       $      0         $    0              $6,979(2)         $    0
Executive Officer and Chairman of the     1999       $      0         $    0                  $0            $    0
Board(1)                                  1998       $      0         $    0                  $0            $    0

Lane A. Hersman, Executive Vice           2000       $124,330         $    0                  $0(3)         $4,465
President and Chief Operating Officer     1999       $118,412         $1,000                  $0(3)         $3,673
and Director                              1998       $109,779         $    0                  $0(3)         $2,933

Brent L. Nemec, Vice President,           2000       $108,429         $    0                  $0            $3,297
Accounting and Chief Financial            1999       $103,289         $1,000                  $0            $3,131
Officer and Treasurer                     1998       $ 96,208         $    0                  $0            $2,578

Stephen L. Marco                          2000       $106,289         $    0                  $0            $3,821
Vice President and Chief Actuary          1999       $101,816         $1,000                  $0            $3,450
                                          1998       $ 94,946         $    0                  $0            $2.544

Robert N. Greenwood                       2000       $104,923         $    0                  $0            $3,240
Vice President, Operations                1999       $100,924         $1,000                  $0            $3,124
                                          1998       $ 94,362         $    0                  $0            $2,516
-------------------------


                                        7


(1)  Mr. Wells has not received any salary or bonus for serving as an officer in a part-time capacity.
(2)  Other Annual Compensation consists of personal use of an airplane partly owned by the Company.
(3)  Other Annual Compensation consists of personal use of a Company-leased automobile.  The  aggregate cost to us of such personal benefits did not exceed the lesser of $50,000 or 10% of the annual salary received by Mr. Hersman.
(4)  The amounts shown in this column represent Company contributions to the Company's 401(k) plan and term life insurance premiums, as follows:





                             Mr. Wells          Mr. Hersman           Mr. Nemec           Mr. Marco       Mr. Greenwood

401(K)
     2000                        $0                $2,948               $1,967             $2,519             $2,486
     1999                        $0                $2,235               $1,870             $1,924             $1,907
     1998                        $0                $1,556               $1,363             $1,345             $1,337

LIFE INSURANCE PREMIUMS
     2000                        $0                $1,517               $1,330             $1,302             $  754
     1999                        $0                $1,438               $1,261             $1,526             $1,217
     1998                        $0                $1,377               $1,215             $1,199             $1,179



                              EMPLOYMENT AGREEMENTS

         Mr. Hersman, Mr. Marco and Mr. Greenwood have employment agreements with the Company and Citizens Security that provide for a severance payment of one year's current salary unless such officer is terminated by reason of death, voluntary resignation, or for "cause" as described in the employment agreements.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         Each year, the Board of Directors, other than Mr. Hersman, sets the compensation and benefits of executive officers of the Company at one of its meetings held after completion of the Company's financial statements for the preceding year. The Board has not adopted a formal compensation policy and does not regularly employ compensation consultants. In 2000, the only material component of executive officer compensation was salary, in addition to benefits generally available to all employees. The decision process begins with a salary proposal by Mr. Hersman for each executive officer. In general, the Board intends that salary levels will be near the median for executives with comparable responsibilities at comparable companies in the insurance industry, although reliable industry data is difficult to obtain, and that they will be competitive with other opportunities available to Company executives. Salaries are indirectly related to corporate performance in that improved Company performance improves the climate for annual salary increases, but no portion of executive salaries is contingent upon meeting specific criteria. The Company has not adopted a bonus plan or other incentive compensation plan, other than the 1999 Stock Option Plan. No options have as yet been granted under the Plan.

         Mr. Wells, the Company's president and chief executive officer, has not received any salary or bonus or benefits generally provided to employees of the Company. Mr. Wells is the Company's largest beneficial shareholder and has responsibilities for various other businesses not otherwise connected with the Company.

                                                 John H. Harralson, Jr.
                                                 Frank T. Kiley
                                                 Charles A. Mays
                                                 Earle V. Powell
                                                 Thomas G. Ward
                                                 Darrell R. Wells
                                                 Margaret A. Wells


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports of holdings and transactions in our shares with the SEC. Based on our records and other information, we believe that our directors, executive officers and 10% shareholders met all applicable SEC filing requirements in 2000 except that Paul
M. Marquess, an officer, filed a late report with respect to his purchase of 50 shares of the Company's Class A Stock.

                                PERFORMANCE GRAPH

         This graph compares our total shareholder returns with like data for the Russell 2000 Index and the Total Return Industry Index for NASDAQ Insurance Stocks prepared by Center for Research in Securities Prices ("CRSP"). The graph assumes $100 invested at the per share closing price of the Class A Stock on the NASDAQ SmallCap Market on December 31, 1995, in Citizens Financial and each of the indices. All data assumes reinvestment of dividends. The Company has not historically paid dividends.

                               [GRAPHIC_OMITTED]



                                     1995           1996            1997            1998            1999          2000
                                     ----           ----            ----            ----            ----          ----
Citizens Financial                  $100.00        $ 99.11         $113.27         $155.75         $207.66       $221.82
Russell 2000 Index                  $100.00        $116.49         $142.55         $138.92         $168.45       $163.36
NASDAQ Insurance                    $100.00        $113.99         $167.21         $148.95         $115.57       $145.12
Index



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Board of Directors who participate in decisions regarding the compensation of our executives are John H. Harralson, Jr., Frank
T. Kiley, Charles A. Mays, Earle V. Powell, Thomas G. Ward, Darrell R. Wells and Margaret A. Wells. Mr. Wells is a current executive officer of the Company and Mr. Powell was president of Citizens Security until his retirement in 1989.

         Mr. Wells has responsibilities for other businesses including those that employ Mr. Kiley and Mr. Mays, and either determines or participates in the determination of the compensation received by them from their respective employers.

         Mr. Wells and Mr. Kiley are affiliated with other entities that are involved in continuing transactions with the Company. These transactions are described in the next section.

         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

         Darrell R. Wells, the Company's President and Chairman of the Board, provides us with securities portfolio management services under four separate contracts, one with us and one with each of our three insurance subsidiaries. He does so through SMC Advisors, Inc., an investment advisor entity of which he is the principal officer, a director, and the sole shareholder. Frank T. Kiley, a Director of the Company, is also an officer and director of SMC Advisors. Each contract with SMC Advisors provides for us to pay a fixed annual fee plus incentive compensation equal to five percent (5%) of any net gain from net realized and net unrealized capital gains and losses in the bond and stock portfolios of the particular company involved for the year. The aggregate fees we incurred under the four contracts as a group last year were as follows: fixed fees of $48,000 (0.04% of average cash and invested assets for the year); and incentive fees of $207,369 (0.17% of average cash and invested assets for the year). Any excess of net realized and unrealized capital losses over net realized and unrealized capital gains at the end of a year is not carried forward to the next year. Each contract provides for automatic renewal for successive one-year periods unless we or SMC Advisors notifies the other, at least 30 days prior to the end of the current contract period, that we or it intends to terminate the contract. The contracts have been renewed for 2001. The contracts are also subject to termination in certain events of default or insolvency. Portfolio investments are limited to investments that comply with the Kentucky Insurance Code and regulations and the overall investment policies of the Company and our insurance subsidiaries.

         Insurance laws require the Company's insurance subsidiaries to deposit portions of their assets in bank custodial accounts for the protection of policyholders. The principal custodian for such statutory deposits and other assets is Shelby County Trust Bank, which is controlled by Mr. Wells. The fees we pay the bank are based on the amount of assets held. In 2000, we paid $94,660 in fees to the bank. Mr. Kiley is also a director of the bank.

         Our subsidiary Corporate Realty Service, Inc. manages our home office building, as well as two office buildings owned by partnerships controlled by Mr. Wells. These partnerships pay management fees to Corporate Realty Service based upon a percentage of rental income and leasing commissions according to a prescribed schedule, and also reimburse certain salary expenses of Corporate Realty Service. During 2000, the partnerships paid Corporate Realty Service $150,672, consisting of $73,029 in management fees, $22,165 in leasing commissions and $55,478 in salary reimbursement. Mr. Kiley also owns interests in the partnerships.


                                  OTHER MATTERS

         We are not aware of any other matters requiring a vote of shareholders at the Annual Meeting (except for procedural matters), and we do not expect any such other matters to arise. If, however, any such other matters are presented, the persons named on the enclosed proxy, or any substitutes, will vote on these matters according to their judgment of the best interests of the Company.


                             INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young, LLP has served as our independent accountant and the auditor of our annual financial statements since the Company was organized in 1990. The Board of Directors ordinarily selects our independent accountant and auditor in the last half of the year. It has not yet made a selection for the current year.

         The Company paid or accrued fees payable to Ernst & Young, LLP for the year ending December 31, 2000 as follows:

               AUDIT FEES. Fees for professional services for the audit of the Company's annual consolidated financial statements and the review of the consolidated financial statements included in the Company's quarterly reports were $75,000.

               FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees for services of this kind during the year.

               ALL OTHER FEES. Fees for all other services were $66,831, including $56,600 for audits of the separate annual financial statements of the Insurance Subsidiaries submitted to insurance regulatory authorities and $6,600 for preparation of income tax returns.


         The Audit Committee has determined that the provision by Ernst & Young, LLP of the services covered by All Other Fees is compatible with maintaining its independence.

         We expect that a representative of Ernst & Young, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

         Our most recent annual financial statements are contained in the 2000 Annual Report to Shareholders, which may be enclosed with this proxy statement. You may obtain additional copies of the Annual Report by writing to the President, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243. Although enclosed, you should not consider the Annual Report and such financial statements as part of this statement because we do not consider the information contained in the Annual Report or financial statements material for purposes of exercising your judgment regarding the matters considered at the Annual Meeting.


                            PROPOSALS BY SHAREHOLDERS

         If you wish to include a proposal in the Board of Directors' proxy statement and form of proxy for presentation at the 2002 Annual Meeting of Shareholders, your proposal must be received by the Company not later than December 28, 2001. Any other proposal that you intend to bring before that meeting must be received by the Company not later than March 11, 2002. You should send your notice of any proposal to the Secretary of the Company at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243.


                               GENERAL INFORMATION

         Our Board of Directors is conducting this solicitation of proxies primarily by mail. The Company will bear the costs of the solicitation, which may include reimbursement to brokerage firms and others for expenses involved in forwarding this solicitation material for the Annual Meeting to you and other shareholders on our behalf. Certain officers, directors, and regular employees of the Company may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews, and mail at no additional expense to the Company, except any actual out-of-pocket communications charges.

         Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                                By Order of the Board of Directors,

                                DARRELL R. WELLS
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This Charter governs the operation of the Audit Committee of the Board of Directors of Citizens Financial Corporation and subsidiaries. The Committee shall review and reassess the adequacy of the Charter at least annually and obtain the approval of the Board of Directors for any revisions. The Committee shall be appointed by the Board of Directors who at its discretion will determine the number of members given, however, that at all times there must be at least three directors who are independent of management and the Company. Additionally, the composition of the Committee will comply with the rules and regulations then in effect of the National Association of Securities Dealers and Securities and Exchange Commission governing such committees. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise. At least two-thirds of the Committee must be present to form a quorum.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and legal compliance and ethics programs as may be established by management and the Board of Directors. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, any internal auditors who may be appointed, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The policies and procedures of the Committee in carrying out its responsibilities should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's shareholders. Annually, the Committee shall review and recommend to the Board of Directors the selection of the Company's independent auditors. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend that the Board of Directors replace the independent auditors.

o The Committee shall ensure that it receives from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with ISB Standard 1, and shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and shall recommend to the Board of Directors appropriate action to oversee the independence of the independent auditors.

o The Committee shall discuss with any internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, any internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and any legal and ethical compliance programs. Further, the Committee shall meet separately with any internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of each of the Company's quarterly reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in each of the Company's Annual Reports on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including their judgments about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                           APPENDIX TO PROXY STATEMENT
                               FORM OF PROXY CARD

                                     (Front)

                                     PROXY

                         CITIZENS FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR SHAREHOLDERS MEETING ON MAY 24, 2001


         The undersigned hereby appoints James L. Head and Len E. Schweitzer and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2001 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the office of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky on Thursday, May 24, 2001 at 4:00 p.m. Eastern Daylight Time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:


         1.     ELECTION OF DIRECTORS
                Nominees: John H. Harralson, Jr., Lane A. Hersman, Frank T. Kiley, Charles A. Mays, Earle V. Powell, Thomas G. Ward, Darrell R. Wells and Margaret A. Wells.

                [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

    ----------------------------------------------------------------------

                OR

                [ ] VOTE WITHHELD from all nominees listed above.

         2.     OTHER MATTERS

         In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

                                     (Back)


                                       Dated:_______________, 2001
PLEASE SIGN EXACTLY AS
NAME APPEARS BELOW


                                       ____________________________Signature

                                       ____________________________Signature

                                       (JOINT OWNERS SHOULD EACH SIGN.
                                       ATTORNEYS-IN-FACT, EXECUTORS,
                                       ADMINISTRATORS, CUSTODIANS,
                                       PARTNERS, OR CORPORATION
                                       OFFICERS SHOULD GIVE FULL TITLE).





                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.
                        NO POSTAGE IS NECESSARY IF MAILED
                              IN THE UNITED STATES.